Pursuant to Rule 497(e)
Securities Act File No. 333-59185

AMERICAN FIDELITY DUAL STRATEGY FUND, INC. ® (the “Fund”)

October 1, 2012 Supplement
to Summary Prospectus, Prospectus and
Statement of Additional Information
dated May 1, 2012

Effective October 1, 2012, R. Michael James is retired from WEDGE Capital Management L.L.P. (“WEDGE”).  WEDGE, which serves as one of the Fund’s four sub-advisors, applies a team approach in its management of the Fund’s assets.  With the exception of Mr. James, the current members of WEDGE’s team will remain in place and continue to serve as portfolio managers of the Fund.

All references to Mr. James contained in the Summary Prospectus, Prospectus and Statement of Additional Information are hereby deleted.

You should retain this Supplement for future reference.